GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2011
Government Grants [Abstract]
GOVERNMENT GRANTS
11.           GOVERNMENT GRANTS

Since 1998, Hainan Jinpan received grants in advance from the local Chinese government based on its past business performance and its investment in advance technologies which has to be pre-approved by the government. Government grants are recorded as deferred grant revenue until the terms of the grants are met and final approval from the government is obtained. Once these conditions are satisfied grant revenue is recognized in other income. The Group recognized income of RMB 13.2 million, RMB 13.1 million and RMB 3.0 million respectively in 2011, 2010 and 2009, respectively.